                                                                 EXECUTION DRAFT
                                                                       11 DEC.98


                                AMENDMENT NO.3

                          amending and restating the

                      SECURED GUARANTEED CREDIT AGREEMENT

                            dated as of May 4, 1998

     THIS AMENDMENT NO.3 (the "Amendment"), dated as of December 30, 1998,
                               ---------
among Ziff-Davis Inc. (the "Borrower"), the banks listed on the signature pages
                            --------
hereof (each a "Bank") and The Bank of New York, as Administrative Agent (the
                ----
"Administrative Agent"),
 --------------------

                             W I T N E S S E T H:

     WHEREAS, the Borrower, the Banks and the Administrative Agent are parties to the Secured Guaranteed Credit Agreement dated as of May 4, 1998, as amended by Amendment No. 1, dated as of May 28, 1998 and Amendment No. 2, dated as of June 8, 1998 (as so amended, the "Credit Agreement") (capitalized terms used and
                                  ----------------
not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement); and

     WHEREAS, the Borrower, the Banks and the Administrative Agent wish to amend the Credit Agreement as more fully set forth herein; and

     WHEREAS, each of such amendments shall be of benefit, either directly or indirectly, to the Borrower;

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Amendments. Upon and after the Amendment Effective Date (as defined in
          ----------
Section 2 hereof) the Credit Agreement shall be amended as follows:

     (a) Section 1.15(a) of the Credit Agreement shall be amended by restating the table set forth therein in its entirety as follows:

                                                        Applicable RC Commitment
             "Leverage Ratio                                 Fee Percentage
         -----------------------                        ------------------------
         greater than or equal to 5.00 : 1.00                    0.500%
         less than 5.00 : 1.00                                   0.375%";

     (b) Section 4.05 of the Credit Agreement shall be amended by inserting the following proviso at the end of clause (a) thereof;

     ";provided that so long as the maximum Leverage Ratio permitted pursuant to
       --------
     Section 4.17 shall be greater than 6.25:1.00, (x) the aggregate outstanding Indebtedness of the Borrower and its Consolidated Subsidiaries under clauses (ii) (other than the Guaranteed Obligations and Letters of Credit),
     (iv) and (v) of this clause (a) shall not at any time exceed (A) in the case of such Indebtedness of the Borrower outstanding pursuant to the Bill of Sale and Agreement dated May 30, 1997, with respect to the purchase by the Borrower of certain ownership interests in Interactive Enterprises, LLC, a Delaware limited liability company, $15,000,000 and (B) otherwise, $5,000,000, (y) New Subordinated Indebtedness shall not at any time exceed $300,000,000 in the aggregate outstanding and (z) all proceeds of New Subordinated Indebtedness shall be used to prepay the Term A Loans and the Term B Loans, ratably in accordance with the then outstanding amounts of the Term A Loans and the Term B Loans.";

     (c) Section 4.08 of the Credit Agreement shall be amended by inserting at the beginning of each of clauses (b) and (c) thereof the phrase "so long as the maximum Leverage Ratio permitted pursuant to Section 4.17 shall be 6.25:1.00 or lower,";

     (d) Section 4.10 of the Credit Agreement shall be amended by inserting a new proviso at the end of the first sentence thereof, reading in its entirety as follows:

     "; and provided, further, that so long as the maximum Leverage Ratio
            --------  -------
     permitted pursuant to Section 4.17 shall be greater than 6.25:1.00, the fair market value of all assets disposed of by the Borrower and its Consolidated Subsidiaries since the Agreement Date pursuant to clause (d) hereof shall not exceed $25,000,000";

     (e) Section 4.11 of the Credit Agreement shall be amended by (i) inserting a new proviso at the end of the first sentence thereof, reading in its entirety as follows:

     "; and provided, further, that so long as the maximum Leverage Ratio
            --------  -------
     permitted pursuant to Section 4.17 shall be greater than 6.25:1.00, the aggregate Investment Amount of Investments described in clause (i) hereof made after December 10, 1998 shall not exceed $50,000,000 in the aggregate at any time", and

     (ii) deleting the word "and" appearing immediately before clause (j) thereof and inserting a new clause (k) reading in its entirety as follows:

     ", and (k) Investments in ZDTV or ZDTP by the Borrower after the Restated Agreement Date in aggregate amount not exceeding the lesser of (i) the Net Cash Proceeds from the sale by the Borrower of a minority interest in ZDTV or ZDTP to Vulcan Programming, Inc., or an Affiliate thereof, and (ii) $54,000,000", and

     (iii) restating the final proviso thereto in its entirety as follows:

     "and provided, further, that in each case other than clauses (d), (f), (g),
          --------  -------
     (h), (i) (to the extent constituting the Investment Amount over $100,000,000 with respect to the exercise by the Borrower of the ZDTV Option) and (k), the aggregate Investment Amount with respect to such Investments in Affiliates (other than ZDTV and ZDTP) shall not exceed $25,000,000 outstanding at any time.";

     (f) Section 4.17 of the Credit Agreement shall be amended by (i) restating the table set forth therein its entirety as follows:

                    "Period                                      Ratio
                     ------                                      -----
          Restated Agreement Date through March 30, 1999         6.50:1.00
          March 31, 1999 through September 29, 1999              6.75:1.00
          September 30, 1999 through March 30, 2000              6.00:1.00
          March 31, 2000 through December 30, 2000               5.50:1.00
          December 31, 2000 through June 30, 2001                4.75:1.00
               Thereafter                                        4.50:1.00",and

          (ii) adding a proviso at the end thereof reading in its entirety as follows:

     "Provided, that at any time on or before September 29, 1999, the Borrower
      --------
     may, upon five Business Days' prior written notice to the Administrative Agent, request that the maximum Leverage Ratio permitted pursuant to this
     Section 4.17 be reduced to 6.25:1.00, whereupon from and after the date specified in such notice the maximum Leverage Ratio shall be reduced to such amount for the period from such date to but excluding September 30, 1999.";

     (g) Section 4.18 of the Credit Agreement shall be amended by restating the table set forth therein in its entirety as follows:

                    "Period                                      Ratio
                     ------                                      -----
          Restated Agreement Date through September 29, 1999     5.25:1.00
          September 30, 1999 through March 30, 2000              4.75:1.00
          March 31, 2000 through December 30, 2000               4.00:1.00
          December 31, 2000 through June 30, 2001                3.75:1.00
               Thereafter                                        3.50:1.00";

     (h) Section 4.19 of the Credit Agreement shall be restated in its entirety as follows:

          "Section 4.19 Ratio of Consolidated EBITDA to Consolidated Interest
                        -----------------------------------------------------
     Expense. Permit the ratio of Consolidated EBITDA to Consolidated Interest
     -------
     Expense for the four consecutive fiscal quarters of the Borrower most recently completed, as at the end of any fiscal quarter of the Borrower, to be less than (a) for the period from the Restated Agreement Date through December 31, 1999, 1.75:1.00 and (b) thereafter, 2.00:1.00.";

     (i) Section 11.01 of the Credit Agreement shall be amended by (i) adding thereto definitions of "Contingent Acquisition Obligation", "Restated Agreement
                        ---------------------------------    ------------------
Date" and "Restructuring Charge", in correct alphabetical order and each reading
----       --------------------
in its entirety as follows:

     "'Contingent Acquisition Obligation' means, with respect to any Person,
      -----------------------------------
     contingent payment obligations of such Person arising out of acquisitions by such Person and owed to the applicable sellers in respect thereof, and based upon the achievement of certain performance criteria in respect of the acquired businesses, so long as such payment obligations are not required under Generally Accepted Accounting Principles to be reflected as liabilities on the balance sheet of such Person.",

     "`Restated Agreement Date' means the `Amendment Effective Date', as such
       -----------------------
     term is defined in Amendment No. 3 to this Agreement, dated as of December 30, 1998.", and

     "`Restructuring Charge' means certain non-recurring expenses incurred by
       --------------------
     the Borrower with respect to the post-Reorganization events and actions described in the Borrower's press release dated October 8, 1998.",

     (ii)  adding a proviso at the end of the definition of "Consolidated
                                                             ------------
Interest Expense" appearing therein, reading in its entirety as follows:
----------------

     ",provided, that, with respect to periods prior to the effective date of
       --------
     the Reorganization, Consolidated Interest Expense shall be calculated giving pro forma effect to the consummation of the Reorganization",


     (iii) adding a parenthetical phrase at the end of clause (c) of the definition of "Consolidated Fixed Charges" appearing therein, reading in its
               --------------------------
entirety as follows:

     "(excluding, however, any expenditures by the Borrower directly related to the move of its chief executive offices from One Park Avenue, New York, New York 10016 to 28E. 28/th/ Street, New York, New York 10016, on or before December 31, 1999, to the extent not exceeding $55,000,000 in the aggregate)",

     (iv) replacing the period at the end of clause (v) of subparagraph (b) of the definition of "EBITDA" appearing therein with "; and", and adding to the end
                   ------
of such subparagraph (b) a new clause (vi) reading in its entirety as follows:

     "(vi) with respect to the calculation of EBITDA of the Borrower, the Restructuring Charge, to the extent not in excess of $60,000,000.";

     (v) restating in their entirety the first sentence and the table set forth in the respective definitions of "Base Rate Margin" and "Eurodollar Rate
                                        ----------------       ---------------
Margin" appearing therein, as follows:
------

           "`Base Rate Margin' means with respect to (a) Base Rate Loans that
             ----------------
     are Term B Loans outstanding (i) at any time that the Leverage Ratio for the four fiscal quarters of the Borrower most recently completed shall be greater than or equal to 6.25 : 1.00, 2.375% and (ii) at any other time, 2.125% and (b) Base Rate Loans that are RC Loans or Term A Loans (i) outstanding during any period on or before the date three Business Days after the delivery of the financial statements of the Borrower pursuant to
     Section 5.01(a) for the quarterly period ending September 30, 1998, 0.500% and (ii) outstanding during any period thereafter, such percentage as set forth in the following table opposite the applicable Leverage Ratio for the four fiscal quarters of the Borrower most recently completed prior to such period:

                                                                                          Applicable Base
               Leverage Ratio                                                               Rate Margin
               --------------                                                             ---------------
               greater than/or equal to 6.25:1.00                                              1.875%
               greater than 5.75:1.00 but less than 6.25 : 1.00                                1.625%
               greater than/or equal to 5.50:1.00 but less than 5.75:1.00                      1.375%
               greater than/or equal to 5.00:1.00 but less than 5.50:1.00                      1.125%
               greater than/or equal to 4.50:1.00 but less than 5.00:1.00                      0.875%
               greater than/or equal to 4.00:1.00 but less than 4.50:1.00                      0.625%
               greater than/or equal to 3.50:1.00 but less than 4.00:1.00                      0.375%
                              less than 3.50:1.00                                              0.125%


     "Eurodollar Rate Margin" means, with respect to (a) Eurodollar Rate Loans
      ----------------------
     that are Term B Loans outstanding (i) at any time that the Leverage Ratio for the four fiscal quarters of the Borrower most recently completed shall be greater than or equal to 6.25:1.00, 3.375% and (ii) at any other time, 3.125% and (b) Eurodollar Rate Loans that are RC Loans or Term A Loans, (i) outstanding during any period on or before the date three Business Days after the delivery of the financial statements of the Borrower pursuant to
     Section 5.01(a) for the quarterly period ending September 30, 1998, 1.500% and (ii) outstanding during any period thereafter, such percentage as set forth in the following table opposite the applicable Leverage Ratio for the four fiscal quarters of the Borrower most recently completed prior to such period:


                                                                                          Applicable Eurodollar
               Leverage Ratio                                                                  Rate Margin
               --------------                                                             ---------------------
               greater than/or equal to 6.25:1.00                                             2.875%
               greater than 5.75:1.00 but less than 6.25 : 1.00                               2.625%
               greater than/or equal to 5.50:1.00 but less than 5.75:1.00                     2.375%
               greater than/or equal to 5.00:1.00 but less than 5.50:1.00                     2.125%
               greater than/or equal to 4.50:1.00 but less than 5.00:1.00                     1.875%
               greater than/or equal to 4.00:1.00 but less than 4.50:1.00                     1.625%
               greater than/or equal to 3.50:1.00 but less than 4.00:1.00                     1.375%
                              less than 3.50:1.00                                             1.125%"; and


     (vi) adding immediately following the phrase "the deferred purchase price of property or services" in clause (c) of the definition of "Indebtedness"
                                                             ------------
appearing therein, the parenthetical phrase "(excluding the aggregate amount of Contingent Acquisition Obligations of such Person)".

     2.    Effectiveness. This Amendment shall become effective as of the date
           -------------
first referenced above on the date (the "Amendment Effective Date") on which the
                                         ------------------------
Administrative Agent shall have received (a) this Amendment executed and delivered by the Borrower, the Administrative Agent and Required Banks, (b) such documents, certificates, opinions of counsel and other Information as the Administrative Agent shall reasonably request on or before December 16, 1998, and (c) payment by the Borrower, no later than December 17, 1998, of an amendment fee for the account of each Bank that has agreed to the amendments set forth in this Amendment and has delivered an executed copy of this Amendment in original or telecopied form to Winthrop, Stimson, Putnam & Roberts on or before 5:00 p.m. (New York time) on December 16, 1998, in an amount equal to 0.25% of such Bank's aggregate Commitments.

     3.   Payment of Expenses.  The Borrower hereby agrees to pay all reasonable
          -------------------
costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and any other documents or instruments which may be delivered in connection herewith.

     4.   Counterparts.  This Amendment may be executed in counterparts and by
          ------------
different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument.

     5.   Ratification.  The Credit Agreement, as amended by this Amendment, is
          ------------
and shall continue to be in full force and effect and is hereby in all respects confirmed, approved and ratified, and as of the Amendment Effective Date shall be deemed to be amended and restated in its entirety as amended hereby.

     6.   Governing Law.  The rights and duties of the Borrower, the Banks and
          -------------
the Administrative Agent under this Amendment shall, in accordance with New York General Obligations Law Section 5-1401, be governed by the law of the State of New York.

     7.   Reference to Agreement.  From and after the Amendment Effective Date,
          ----------------------
each reference in the Credit Agreement to "this Agreement," "hereof," "hereunder" or words of like import, and all references to the Credit Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature, shall be deemed to mean the Credit Agreement as modified and amended by this Amendment.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first written above.


                                                   ZIFF-DAVIS INC.


                                                   By: /s/ Thomas L. Wright
                                                      --------------------------
                                                      Name:  Thomas L. Wright
                                                      Title: Vice President and
                                                             Treasurer
                                       6

                                   THE BANK OF NEW YORK
                                     as Administrative Agent, Issuing Bank,
                                     Swing Line Bank and a Bank


                                   By: /s/ Brendan T. Nedzi
                                      ---------------------------------
                                      Name:  Brendan T. Nedzi
                                      Title: Senior Vice President


                                   MORGAN STANLEY SENIOR FUNDING, INC.,
                                     as a Bank


                                   By: /s/ Henry F. D'Alessandro
                                      ---------------------------------
                                      Name:  Henry F. D'Alessandro
                                      Title: Vice President


                                   THE CHASE MANHATTAN BANK, as a Bank


                                   By: /s/ John P. Haltmaier
                                      ---------------------------------
                                      Name:  John P. Haltmaier
                                      Title: Vice President


                                   And all other Banks:


                                   DLJ CAPITAL FUNDING, INC., as a Bank


                                   By: /s/ Dana F. Klein
                                      ---------------------------------
                                      Name:  Dana F. Klein
                                      Title: Vice President


                                   BANK OF AMERICA NT&SA, as a Bank


                                   By: /s/ Thomas J. Kane
                                      ---------------------------------
                                      Name:  Thomas J. Kane
                                      Title: Vice President

                                   CREDIT SUISSE FIRST BOSTON, as a Bank


                                   By: /s/ Judith E. Smith
                                      ---------------------------------
                                      Name:  JUDITH E. SMITH
                                      Title: DIRECTOR


                                   By: /s/ Chris T. Horgan
                                      ---------------------------------
                                      Name:  CHRIS T. HORGAN
                                      Title: VICE PRESIDENT


                                   FIRST UNION NATIONAL BANK, as a Bank


                                   By: /s/ Jim F. Redman
                                      ---------------------------------
                                      Name:  Jim F. Redman
                                      Title: Senior Vice President

                                   MELLON BANK, N.A., as a Bank


                                   By: /s/ Stephen D. Lackey
                                      ---------------------------------
                                      Name:  Stephen D. Lackey
                                      Title: Senior Vice President


                                   MERITA BANK LTD, New York Branch, as a
                                    Bank


                                   By: /s/ Clifford Abramsky
                                      ---------------------------------
                                      Name:  Clifford Abramsky
                                      Title: Vice President


                                   By: /s/ Frank Maffei
                                      ---------------------------------
                                      Name:  Frank Maffei
                                      Title: Vice President

                                   PNC BANK, NATIONAL ASSOCIATION, as a
                                     Bank


                                   By: /s/ Steffen W. Crowther
                                      -----------------------------------
                                      Name:  Steffen W. Crowther
                                      Title: Vice President


                                   BANK LEUMI USA, as a Bank


                                   By: /s/ Joung Hee Hong
                                      ---------------------------------
                                      Name:  Joung Hee Hong
                                      Title: Vice President


                                   THE BANK OF NOVA SCOTIA, as a Bank


                                   By: /s/ Vincent J. Fitzgerald, Jr.
                                      ---------------------------------
                                      Name:  Vincent J. Fitzgerald, Jr.
                                      Title: Authorized Signatory


                                   BANK OF TOKYO-MITSUBISHI TRUST
                                    COMPANY, as a Bank


                                   By: /s/ Emile Elnems
                                      ---------------------------------
                                      Name:  Emile Elnems
                                      Title: Vice President

                                   CRESTAR BANK, as a Bank


                                   By: /s/ La Tarnya B. Mason
                                      ---------------------------------
                                      Name:  La Tarnya B. Mason
                                      Title: Assistant Vice President

                                   KEY CORPORATE CAPITAL INC., as a Bank


                                   By: /s/ Michael Stark
                                      ---------------------------------
                                      Name:  Michael Stark
                                      Title: Vice President


                                   USTRUST, as a Bank


                                   By: /s/ Thomas F. Macina
                                      ---------------------------------
                                      Name:  Thomas F. Macina
                                      Title: Vice President


                                   MITSUBISHI TRUST AND BANKING
                                    CORPORATION,as a Bank


                                   By: /s/ Beatrice E. Kossodo
                                      ---------------------------------
                                      Name:  Beatrice E. Kossodo
                                      Title: Senior Vice President


                                   ABN AMRO, as a Bank


                                   By: /s/ Frances O. Logan
                                      ---------------------------------
                                      Name:  Frances O. Logan
                                      Title: Group Vice President


                                   By: /s/ Thomas T. Rogers
                                      ---------------------------------
                                      Name:  Thomas T. Rogers
                                      Title: Vice President


                                   THE LONG TERM CREDIT BANK OF JAPAN,
                                    LTD., as a Bank


                                   By: /s/ Ken Yoshizaki
                                      ---------------------------------
                                      Name:  Ken Yoshizaki
                                      Title: Deputy General Manager

                                   NORTHERN LIFE INSURANCE COMPANY, as
                                    a Bank


                                   By: /s/ James V. Wittich
                                      --------------------------------
                                      Name:  JAMES V. WITTICH
                                      Title: ASSISTANT TREASURER


                                   RELIASTAR LIFE INSURANCE COMPANY, as
                                     a Bank


                                   By: /s/ James V. Wittich
                                      --------------------------------
                                      Name:  JAMES V. WITTICH
                                      Title: AUTHORIZED REPRESENTATIVE


                                   SECURITY CONNECTICUT LIFE INSURANCE
                                    COMPANY, as a Bank


                                   By: /s/ James V. Wittich
                                      --------------------------------
                                      Name:  JAMES V. WITTICH
                                      Title: ASSISTANT TREASURER


                                   RELIASTAR UNITED SERVICES LIFE
                                    INSURANCE COMPANY, as a Bank


                                   By: /s/ James V. Wittich
                                      --------------------------------
                                      Name:  JAMES V. WITTICH
                                      Title: ASSISTANT TREASURER


                                   FIRST SOURCE FINANCIAL LLP., as a Bank
                                   By: First Financial, Inc., Its Agent/Manager


                                   By: /s/ Gregory R. Cooper
                                      ---------------------------------
                                      Name:  Gregory R. Cooper
                                      Title: Senior Vice President

                                 BANKBOSTON, N.A., as a Bank


                                 By: /s/ Daniel M. Kortick
                                    ---------------------------------
                                    Name:  Daniel M. Kortick
                                    Title: Director


                                 ALLSTATE INSURANCE COMPANY

                                 By: /s/ Jerry D. Zinkula
                                    ----------------------------------

                                 By: /s/ Patricia W. Wilson
                                    ---------------------------------
                                    Name:  Patricia W. Wilson
                                    Title: Authorized Signatories


                                 ALLSTATE LIFE INSURANCE COMPANY

                                 By: /s/ Jerry D. Zinkula
                                    ----------------------------------

                                 By: /s/ Jeffrey H. Aronson
                                    ---------------------------------
                                    Name:  Jeffrey H. Aronson
                                    Title:


                                 AG CAPITAL FUNDING PARTNERS, L.P.
                                 By: Angelo, Gordon & Co., L.P., as Investment Advisor


                                 By: /s/ Jeffrey H. Aronson
                                    ---------------------------------
                                    Name: Jeffrey H. Aronson
                                    Title:


                                 GCB INVESTMENT PORTFOLIO
                                 By: CitiBank N.A.


                                 By: /s/ Steven Kaufman
                                    ---------------------------------
                                    Name:  Steven Kaufman
                                    Title: Vice President

                                   FIRST DOMINION FUNDING 1


                                   By: /s/ First Dominion 1
                                      ---------------------------------
                                      Name:
                                      Title:

                                   TORONTO DOMINION (Texas), INC.


                                   By: /s/ Anne C. Favoriti
                                      ---------------------------------
                                      Name:  Anne C. Favoriti
                                      Title: Vice President


                                   KZH SHOSHONE LLC


                                   By: /s/ Virginia Conway
                                      ---------------------------------
                                      Name:  Virginia Conway
                                      Title: Authorized Agent


                                   MERRILL LYNCH PRIME RATE PORTFOLIO
                                   By: Merrill Lynch Asset Management, L.P.
                                       as Investment Advisor


                                   By: /s/ Joseph P. Matteo
                                      ---------------------------------
                                      Name:  Joseph P. Matteo
                                      Title: Authorized Signatory


                                   MERRILL LYNCH SENIOR FLOATING RATE
                                    FUND, INC.


                                   By: /s/ Joseph P. Matteo
                                      ---------------------------------
                                      Name:  Joseph P. Matteo
                                      Title: Authorized Signatory

                              OCTAGON LOAN TRUST
                              By: Octagon Credit Investors, its Manager


                              By: /s/ Joyce C. Delucca
                                 ---------------------------------
                                 Name:  JOYCE C. DELUCCA
                                 Title: MANAGING DIRECTOR



                              PIMCO Total Return Fund (Acct 700)
                              By: Pacific Investment Management Company,
                              as Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee
                              Name of IFTCO


                              By: /s/ Raymond Kennedy
                                 ---------------------------------
                                 Name:  Raymond Kennedy
                                 Title: Senior Vice President


                              KZH-SOLEIL-2 CORPORATION


                              By: /s/ Virginia Conway
                                 ---------------------------------
                                 Name:  Virginia Conway
                                 Title: Authorized Agent


                              TRANSAMERICA LIFE INSURANCE AND
                              ANNUITY COMPANY


                              By: /s/ John M. Casparian
                                 ---------------------------------
                                 Name:  John M. Casparian
                                 Title: Investment Officer

                                        THE TRAVELERS INSURANCE COMPANY


                                        By: /s/ The Travelers Insurance Company
                                           ------------------------------------
                                           Name:
                                           Title:


                                        OXFORD STRATEGIC INCOME FUND
                                        By: Eaton Vance Management
                                            as Investment Advisor


                                        By: /s/ Payson Swaffield
                                           -------------------------------------
                                           Name:  Payson Swaffield
                                           Title: Vice President

                                        EATON VANCE SENIOR INCOME TRUST

                                        By: Eaton Vance Management
                                             as Investment Advisor

                                        By: /s/ Payson Swaffield
                                           -------------------------------------
                                           Name:  Payson Swaffield
                                           Title: Vice President


                                        KZH-ING-2 LLC


                                        By: /s/ Virginia Conway
                                           -------------------------------------
                                           Name:  Virginia Conway
                                           Title: Authorized Agent


                                        KZH-ING-3 LLC


                                        By: /s/ Virginia Conway
                                           -------------------------------------
                                           Name:  Virginia Conway
                                           Title: Authorized Agent

                                       STRATA FUNDING LTD.

                                       By: /s/ John H. Cullinane
                                           ---------------------------
                                           Name: JOHN H. CULLINANE
                                           Title:   DIRECTOR


                                       AERIES FINANCE LTD.

                                       By: /s/ Andrew Ian Wignall
                                           ---------------------------
                                           Name:  Andrew Ian Wignall
                                           Title: Director


                                       CERES FINANCE LTD.

                                       By: /s/ John H. Cullinane
                                           ---------------------------
                                           Name: JOHN H. CULLINANE
                                           Title:   DIRECTOR


                                       CAPTIVA FINANCE LTD.

                                       By: /s/ John H. Cullinane
                                           ---------------------------
                                           Name: JOHN H. CULLINANE
                                           Title:   DIRECTOR


                                       CAPTIVA II FINANCE LTD.

                                       By: /s/ John H. Cullinane
                                           ---------------------------
                                           Name: JOHN H. CULLINANE
                                           Title:   DIRECTOR

                                    CAPTIVA FINANCE III, LTD., as advised by
                                    Pacific Investment Management Company

                                    By: /s/ John H. Cullinane
                                        ---------------------------
                                        Name:  John H. Cullinane
                                        Title:

                                    AMARA-1 FINANCE

                                    By: /s/ Andrew Ian Wignall
                                        ---------------------------
                                        Name:  Andrew Ian Wignall
                                        Title: Director

                                    OASIS COLLATERIZED HIGH INCOME
                                    PORTFOLIOS-1, LTD.

                                    By: /s/ Andrew Ian Wignall
                                        ---------------------------
                                        Name:  Andrew Ian Wignall
                                        Title: Director

                                    THE FUJI BANK, LIMITED, NEW YORK BRANCH

                                    By: /s/ Kazuyuki Nishimura
                                        ---------------------------
                                        Name: Kazuyuki Nishimura
                                        Title: Senior Vice President

                                    BHF BANK AKTIENGESELLSCHAFT

                                    By: /s/ Hans J. Schloz
                                        ---------------------------
                                        Name:  Hans J. Schloz
                                        Title: Assistant Vice President

                                    By: /s/ John Sykes
                                        ---------------------------
                                        Name:  John Sykes
                                        Title: Vice President

                             US AIR INC. MASTER TRUST STOCKSPLUS
                             By: Pacific Investment Management Company,
                             as Investment Advisor, acting through Wachovia Bank and Trust Company in the Nominee Name INCE & Co.

                             By: /s/ Raymond Kennedy
                                 ----------------------------
                                 Name: RAYMOND KENNEDY
                                 Title: SR. VICE PRESIDENT


                             STOCKSPLUS LP SUBFUND B (Acct. 400)
                             By: Pacific Investment Management Company,
                             as Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee.
                             Name of IFTCO

                             By: /s/ Raymond Kennedy
                                 ----------------------------
                                 Name: RAYMOND KENNEDY
                                 Title: SR. VICE PRESIDENT


                             BELLSOUTH GLOBAL BOND UK20
                             By: Pacific Investment Management Company,
                             as Investment Advisor, acting through State Street Bank and Trust in the Nominee Name of Marine Crew & Co.

                             By: /s/ Raymond Kennedy
                                 ----------------------------
                                 Name: RAYMOND KENNEDY
                                 Title: SR. VICE PRESIDENT


                             MMM COMPANY - TOTAL RETURN
                             By: Pacific Investment Management Company,
                             as Investment Advisor, acting through Mellon Trust in the Nominee Name of Bost & Co.

                             By: /s/ Raymond Kennedy
                                 ----------------------------
                                 Name: RAYMOND KENNEDY
                                 Title: SR. VICE PRESIDENT

                              GENERAL ELECTRIC CAPITAL CORPORATION

                              By: /s/ Holly Kaczmarczyk
                                  --------------------------------
                                  Name: Holly Kaczmarczyk
                                  Title: Duly Authorized Signatory


                              GOLDMAN SACHS CREDIT PARTNERS, L.P.

                              By: /s/ Stephen J. McGuinness
                                  --------------------------------
                                  Name:  Stephen J. McGuinness
                                  Title: Authorized Signatory


                              MORGAN STANLEY DEAN WITTER
                              PRIME INCOME TRUST

                              By: /s/ Sheila Finnerty
                                  --------------------------------
                                  Name:  Sheila Finnerty
                                  Title: Vice President


                              VAN KAMPEN SENIOR INCOME TRUST

                              By: /s/ Jeffrey W. Mahlet
                                  --------------------------------
                                  Name:  Jeffrey W. Mahlet
                                  Title: Senior Vice President & Director

                                            KZH CYPRESSTREE-1 LLC

                                            By: /s/ Virginia Conway
                                                --------------------------------
                                                Name:  Virginia Conway
                                                Title: Authorized Agent


                                            KZH III LLC

                                            By: /s/ Virginia Conway
                                                --------------------------------
                                                Name:  Virginia Conway
                                                Title: Authorized Agent

                                            BANKERS TRUST COMPANY

                                            By: /s/ Rosemary F. Dunne
                                                --------------------------------
                                                Name: ROSEMARY F. DUNNE
                                                Title: VICE PRESIDENT

Each Guarantor hereby acknowledges the foregoing Amendment No. 3, and confirms and ratifies its Guaranty of the Guaranteed Obligations pursuant to Section 9.01 of the Credit Agreement, as amended by each of Amendment No. 1 thereto, dated as of May 28, 1998. Amendment No. 2 thereto, dated as of June 8, 1998, and this Amendment No. 3.

ACKNOWLEDGED AND AGREED TO, December __, 1998.

ZD INC.

By: /s/ Thomas L. Wright
    ---------------------------
Name:  Thomas L. Wright
Title: Treasurer

ZD EVENTS INC.

By: /s/ Thomas L. Wright
    ---------------------------
Name:  Thomas L. Wright
Title: Treasurer